                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                _______________


                                  FORM 8-K/A

                       AMENDMENT NO. 2 TO CURRENT REPORT


                    PURSUANT TO SECTION 13 OR 15(d) OF THE

                        SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) MARCH 28, 1998
                                                 --------------


                                  P-COM, INC.
                                  -----------
               (Exact name of registrant as specified in charter)



         DELAWARE                  0-25356              77-02893711
------------------------------   -----------        ------------------
(State or other jurisdiction     (Commission           (IRS Employer
     of incorporation)           File Number)       Identification No.)


   3175 S. WINCHESTER BOULEVARD, CAMPBELL, CALIFORNIA          95008
 ----------------------------------------------------       ----------
      (Address of principal executive offices)              (Zip Code)



Registrant's telephone number, including area code    (408) 866-3666
                                                      --------------


                                 NOT APPLICABLE
                                 --------------
         (Former name or former address, if changed since last report.)

                                AMENDMENT NO. 2


          P-Com, Inc. ("P-Com") hereby amends the following items to its Current Report on Form 8-K and Form 8-K/A, originally filed with the Securities and Exchange Commission on April 9, 1998 and April 17, 1998, respectively, as set forth in the pages attached hereto:

Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS:
------    ------------------------------------------------------------------
          The following financial statements and pro forma financial information are filed as a part of this report.

     (a)  Financial Statements of Business Acquired.  Wireless Communications
          -----------------------------------------
Group of Cylink Corporation (a division of Cylink Corporation).

          (1)  Report of Independent Accountants (Price Waterhouse LLP);

          (2)  Balance Sheet for the fiscal year ended December 31, 1997;

          (3) Statement of Operations and Divisional Equity for the fiscal year ended December 31, 1997;

          (4) Statement of Cash Flows for the fiscal year ended December 31, 1997; and

          (5) Notes to Financial Statements for the fiscal year ended December 31, 1997.

     (b)  Pro Forma Financial Information.  P-Com, Inc. (on a consolidated
          -------------------------------
basis) and the Wireless Communications Group of Cylink Corporation (a division of Cylink Corporation).

          (1) Pro forma Combined Condensed Statement of Operations for the year ended December 31, 1997 (unaudited); and

          (2) Pro forma Combined Condensed Balance Sheet for the year ended December 31, 1997 (unaudited).


          (3)  Unaudited Notes to Pro forma Financial Information.

     (c)  Exhibits.  The following documents are filed as exhibits to this
          --------
report:

          (1) Exhibit 7(c)(99.1) - Financial Statements of Business Acquired, Wireless Communications Group of Cylink Corporation (a division of Cylink Corporation).

               A.       Report of Independent Accountants (Price Waterhouse
                        LLP);


                                      2.

                B. Balance Sheet for the fiscal year ended December 31, 1997;

                C. Statement of Operations and Divisional Equity for the fiscal year ended December 31, 1997;

                D. Statement of Cash Flows for the fiscal year ended December 31, 1997; and

                E. Notes to Financial Statements for the fiscal year ended December 31, 1997.

        (2) Exhibit 7(c)(99.2) - Pro Forma Financial Information, P-Com, Inc. (on a consolidated basis) and the Wireless Communications Group of Cylink Corporation (a division of Cylink Corporation).

                A. Pro forma Combined Condensed Statement of Operations for the year ended December 31, 1997 (unaudited); and

                B. Pro forma Combined Condensed Balance Sheet for the year ended December 31, 1997 (unaudited).

                C.      Unaudited Notes to Pro Forma Financial Information.


                                      3.

                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              P-Com, Inc.
                              -----------
                              (Registrant)

Date:  June 12, 1998          By:/s/ Michael J. Sophie
                                 ---------------------

                              Name:  Michael J. Sophie

                              Title:  Chief Financial Officer

                                     INDEX



Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
------    ------------------------------------------------------------------

Document                                                                            Page Number
--------                                                                            -----------
Exhibit 99.1    Financial Statements of Business Acquired.  Wireless
                -----------------------------------------
                Communications Group of Cylink Corporation (a division of
                Cylink Corporation).

                (1)  Report of Independent Accountants (Price Waterhouse                  1
                     LLP)

                (2)  Balance Sheet for the fiscal year ended December 31,                 2
                     1997

                (3)  Statement of Operations and Divisional Equity for the                3
                     fiscal year ended December 31, 1997

                (4)  Statement of Cash Flows for the fiscal year ended                    4
                     December 31, 1997

                (5)  Notes to Financial Statements for the fiscal year ended              5
                     December 31, 1997

Exhibit 99.2    Pro Forma Financial Information.  P-Com, Inc. (on a consolidated basis)
                -------------------------------
                and the Wireless Communications Group of Cylink Corporation (a division of Cylink Corporation).

                (1)  Pro forma Combined Condensed Statement of Operations                10
                     for the year ended December 31, 1997 (unaudited)

                (2)  Pro forma Combined Condensed Balance Sheet for the year             11
                     ended December 31, 1997 (unaudited)

                (3)  Unaudited Notes to Pro Forma Financial Information                  12